--------------------------------------------------------------------------------
                               SECURITY AGREEMENT

                            Made as of June 15, 1998



                                     Between

                                 LILY CUPS INC.
                                   as Grantor

                                       and

                      GENERAL ELECTRIC CAPITAL CANADA INC.
                                    as Lender
--------------------------------------------------------------------------------


                                 MCMILLAN BINCH

                                   ----------

                             BARRISTERS & SOLICITORS

                                TABLE OF CONTENTS

         RECITALS 1

SECTION 1 -- DEFINED TERMS
         1.1      Terms Defined in PPSA........................................1
         1.2      Other Defined Terms..........................................2

SECTION 2 -- SECURITY INTEREST
         2.1      Grant of Security Interest...................................2
         2.2      Set-Off......................................................3
         2.3      Exception to Last Day........................................3
         2.4      Liability for Deficiency.....................................3

SECTION 3 -- LENDER'S RIGHTS; LIMITATIONS ON LENDER'S OBLIGATIONS
         3.1      Continued Liability of Grantor under Licences, etc...........3
         3.2      Notice to Account Debtors....................................4
         3.3      Verification of Accounts.....................................4

SECTION 4 -- REPRESENTATIONS AND WARRANTIES OF GRANTOR
         4.1      Representations and Warranties...............................4

SECTION 5 -- COVENANTS OF GRANTOR
         5.1      Covenants....................................................7
                  (1)      Further Assurances; Pledge of Instruments...........7
                  (2)      Maintenance of Records..............................8
                  (3)      Covenants Regarding Patent, Trademark and Copyright
                              Collateral.......................................8
                  (4)      Indemnification.....................................9
                  (5)      Compliance with Terms of Accounts, etc............ .9
                  (6)      Limitation on Liens on Collateral...................9
                  (7)      Limitations on Disposition..........................9
                  (8)      Further Identification of Collateral...............10
                  (9)      Notices............................................10
                  (10)     Supplier Waiver and Assignment.....................10

SECTION 6 -- AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT

SECTION 7 -- REMEDIES
         7.1      Appointment of Receiver.....................................11
         7.2      Exercise of Rights by Lender................................11
         7.3      Taking Possession of Collateral.............................11
         7.4      Rights and Remedies under PPSA..............................12
         7.5      Cooperation of Grantor with respect to Taking Possession....12
         7.6      Costs.......................................................12


                                      (i)

         7.7      Notice of Sale..............................................12
         7.8      Intellectual Property Licence...............................12

SECTION 8 -- REINSTATEMENT

SECTION 9 -- MISCELLANEOUS
         9.1      Performance by Lender.......................................13
         9.2      Extensions, etc.............................................13
         9.3      No Waiver...................................................13
         9.4      Waiver of Protest...........................................14
         9.5      Assignment and Enurement....................................14
         9.6      Amendment...................................................14
         9.7      Notices.....................................................14
         9.8      Remedies Cumulative.........................................14
         9.9      Headings....................................................14
         9.10     Number and Gender...........................................15
         9.11     Severability................................................15
         9.12     Extensions..................................................15
         9.13     Attachment..................................................15
         9.14     Amalgamation................................................15
         9.15     Applicable Law..............................................16
         9.16     Judgment Currency...........................................16
         9.17     Counterparts................................................17
         9.18     No Strict Construction......................................17
         9.19     Advice of Counsel...........................................17
         9.20     Limitation on Lender's Duty in Respect of Collateral........17
         9.21     Limitation by Law...........................................17
         9.22     Paramountcy.................................................18
         9.23     Termination.................................................18
         9.24     Copy........................................................18

SCHEDULES
Schedule 4.1(3) - Financing Statements And Filing Jurisdictions
Schedule 4.1(4) - Instruments and Chattel Paper
Schedule 4.1(6) - Offices and Locations of Collateral and Records
                   Concerning Collateral
Schedule 4.1(9) - Patents, Trademarks and Copyrights

EXHIBITS
Exhibit A         - Power of Attorney
Exhibit B         - Supplier Waiver and Assignment


                                      (ii)

                               SECURITY AGREEMENT


This Security Agreement is made as of June 15, 1998, between


          LILY CUPS INC., an Ontario corporation,
                         ("GRANTOR")


                            and


          GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as lender ("Lender") under the Credit Agreement (as defined in Recital A. below)


RECITALS

A. Pursuant to that certain Credit Agreement dated as of the date hereof between Grantor and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, replaced or otherwise modified, the "CREDIT AGREEMENT"), Lender has agreed to make the Loans to Grantor.

B. In order to induce Lender to enter into the Credit Agreement and the other Loan Documents and to make the Loans as provided for in the Credit Agreement, Grantor has agreed to grant a Security Interest in the Collateral (as hereinafter defined).

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 -- DEFINED TERMS


1.1 Terms  Defined in PPSA.  The terms  "ACCOUNTS",  "GOODS",  "CHATTEL  PAPER",
"DOCUMENT OF TITLE", "EQUIPMENT", "INSTRUMENT", "INTANGIBLE", "INVENTORY", "SECURITY", "PROCEEDS", "ACCESSION", "MONEY", "FINANCING STATEMENT" and "FINANCING CHANGE STATEMENT" whenever used herein shall be interpreted in accordance with their respective meanings when used in the Personal Property Security Act (Ontario), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "PPSA". The term "GOODS" when used herein shall not include "CONSUMER GOODS" of Grantor as that term is defined in the PPSA. Any reference herein to "COLLATERAL" shall, unless the context otherwise requires, be deemed a reference to "COLLATERAL OR ANY PART THEREOF". The term "PROCEEDS" whenever used herein and interpreted as above shall by way of example include trade-ins, Equipment, cash, bank accounts, notes, Chattel Paper, Goods, Contracts rights, Accounts and any other personal property or obligation received when

Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of.

1.2 Other Defined Terms. Subject to Section 1.1, all capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto except that SECURITY AGREEMENT means this security agreement and all schedules attached hereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time. All uses of the words "hereto", "herein", "hereof", "hereby" and "hereunder" and similar expressions refer to this Security Agreement and not to any particular section or portion of it.

SECTION 2 -- SECURITY INTEREST

2.1 Grant of Security Interest. As continuing collateral security for the due payment and performance by Grantor of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges and transfers to Lender, a security interest (the "SECURITY INTEREST") in the undertaking of Grantor and in all of Grantor's present and after acquired personal property including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions, substitutions, replacements for and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities now owned or hereafter owned or acquired by or on behalf of Grantor (including such as may be returned to or repossessed by Grantor and including under any trade names, styles or derivations thereof) and in all Proceeds and renewals thereof, accretions thereto and substitutions therefor, and including, without limitation, all of the following now or hereafter owned or consigned by or to, or leased from or to, or otherwise acquired by or on behalf of Grantor:

     (1)  all Inventory of whatever kind and wherever situate;

     (2) all Equipment (other than Inventory) of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

     (3) all Accounts, including book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Grantor ("DEBTS");

     (4) all deeds, documents, writings, papers, books of account and other books and records relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

     (5)  all Money, cash or cash equivalents of Grantor;

     (6)  all contractual rights and insurance claims;

     (7) all Borrower Accounts, and all other deposit and other bank accounts and all deposits therein; and

     (8) all Intellectual Property of Grantor (provided that, notwithstanding any provision to the contrary herein, the grant of security hereunder on all Trademarks of Grantor shall be only the grant of a security interest therein and shall not be an assignment, conveyance or transfer thereof).

The foregoing undertaking and property are collectively referred to as the "COLLATERAL".

2.2 Set-Off. In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, Grantor hereby grants to Lender, a right of set-off against the property of Grantor held by Lender, consisting of property described above in Section 2.1 now or hereafter in the possession or custody of or in transit to Lender, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

2.3 Exception to Last Day. The Security Interest granted hereby shall not extend or apply to, and Collateral shall not include, the last day of the term of any lease of real property or agreement therefor but upon the enforcement of the Security Interest Grantor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

2.4  Liability  for  Deficiency.  If the  Collateral  is  realized  upon and the
Security Interest in the Collateral is not sufficient to satisfy all Obligations, Grantor acknowledges and agrees that, subject to the provisions of the PPSA, Grantor shall continue to be liable for any Obligations remaining outstanding and Lender shall be entitled to pursue full payment thereof.

SECTION 3 -- LENDER'S RIGHTS; LIMITATIONS ON LENDER'S OBLIGATIONS

3.1 Continued Liability of Grantor under Licences, etc. It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts and each of its Licences to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Lender shall not have any obligation or liability under any Contract or Licence by reason of or arising out of this Security Agreement or the granting herein of a Security Interest therein or the receipt by Lender of any payment relating to any Contract or Licence pursuant hereto. Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or Licence, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or Licence, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

3.2 Notice to Account Debtors. If an Event of Default shall have occurred and be continuing, Lender may at any time without prior notice to Grantor, notify any Account Debtors obligated under any Account of Grantor, parties to any Contracts of Grantor and obligors in respect of Instruments and Chattel Paper, that such Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Lender, and may notify any such Account Debtors, such parties to any Contracts of Grantor and such obligors that payments shall be made directly to Lender. If an Event of Default shall have occurred and be continuing, upon the request of Lender, Grantor shall so notify such Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper. Grantor acknowledges that any payments on or other proceeds of Collateral received by Grantor from such Account Debtors, parties to Contracts or obligors, whether before or after notification of the Security Interest to such Account Debtors, parties to Contracts or obligors and whether before or after a Default or an Event of Default, shall be received and held by Grantor in trust for Lender and shall be deposited into a Borrower Account pursuant to the terms of Annex C to the Credit Agreement.

3.3 Verification of Accounts. Lender may at any time in Lender's own name or in the name of Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, Grantor, at its own expense, shall cause the independent chartered accountants then engaged by Grantor to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request the following reports with respect to Grantor: (1) a reconciliation of all Accounts; (2) an aging of all Accounts; (3) trial balances; and (4) a test verification of such Accounts as Lender may request. Grantor, at its own expense, shall deliver to Lender the results of each physical verification, if any, which Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

SECTION 4 -- REPRESENTATIONS AND WARRANTIES OF GRANTOR

4.1 Representations and Warranties. Grantor represents and warrants to Lender that:

     (1) Grantor is the sole owner of each item of Collateral in which it purports to grant the Security Interest hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances;

     (2) no effective security agreement, financing statement, financing change statement, equivalent security or Lien instrument covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (a) in favour of Lender pursuant to this Security Agreement or the other Loan Documents, and (b) in connection with any other Permitted Encumbrances;

     (3) this Security Agreement is effective to create a valid and continuing Security Interest in and, upon the filing of the appropriate financing statements listed on Schedule 4.1(3) hereto, a perfected Security Interest in favour of Lender on the Collateral. Such Security Interest is prior to all other Liens, except Permitted Encumbrances that would be prior to Security Interests in favour of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor (other than purchasers of Goods in the ordinary course of business) subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors rights generally, (ii) the equitable and statutory powers of the courts of appropriate jurisdiction to stay proceedings before them, to stay the execution of judgments and to award costs, (iii) the discretion of such courts as to the granting of remedies of specific performance and injunction and (iv) the restriction that Canadian courts can only render judgments in Canadian currency. All action by Grantor necessary or desirable to protect and perfect the Security Interest on each item of the Collateral has been duly taken;

     (4) Schedule 4.1(4) hereto lists all Instruments and Chattel Paper of Grantor. All action by Grantor necessary or desirable to protect and perfect the Security Interest of Lender on each item set forth on
          Schedule 4.1(4) (including the delivery of all originals thereof to Lender and the legending of all Chattel Paper as required by Section 5.1(2) hereof) has been duly taken. The Security Interest of Lender in the Collateral listed on Schedule 4.1(4) hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Security Interest in favour of Lender as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors rights generally, (ii) the equitable and statutory powers of the courts of appropriate jurisdiction to stay proceedings before them, to stay the execution of judgments and to award costs, (iii) the discretion of such courts as to the granting of remedies of specific performance and injunction and (iv) the restriction that Canadian courts can only render judgments in Canadian currency;

     (5) all Collateral consisting of Intellectual Property applications and registrations is valid and in good standing and Grantor is the owner or the authorized licencee, as the case may be, of the applications and registrations;

     (6) Schedule 4.1(6) hereto sets out Grantor's chief executive office, principal place of business, domicile (for purposes of the Quebec Civil Code), corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral;

     (7) with respect to the Accounts, except as specifically disclosed on the most recent Collateral Report delivered to Lender (a) they represent bona fide sales of Goods or rendering of services to Account Debtors in the ordinary course of Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (b) there are no set-offs, claims or disputes existing or asserted with respect thereto and Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Grantor in the ordinary course of its business for prompt payment and disclosed to Lender; (c) to Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Grantor's books and records and any invoices, statements and Collateral Reports delivered to Lender with respect thereto; (d) Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (e) Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further, with respect to the Accounts (x) the amounts shown on such records and all invoices, statements and Collateral Reports which may be delivered to Lender with respect thereto are actually and absolutely owing to Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the Borrower Accounts or Lender as required pursuant to the terms of Annex C to the Credit Agreement; and (z) to Grantor's knowledge, all Account Debtors have the capacity to contract;

     (8) with respect to any Inventory scheduled or listed on the most recent Collateral Report delivered to Lender pursuant to the terms of this Security Agreement or the Credit Agreement or any other Loan Document,
          (a) such Inventory is located at one of Grantor's locations set forth on Schedule 4.1(6) hereto, (b) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Lender's prior consent, and if Lender gives such consent, Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (c) Grantor has good, indefeasible and marketable title to such property and such property is not subject to any security interest or other Lien or any document whatsoever except for the Security Interest granted to Lender and except for Permitted Encumbrances, (d) except as specifically disclosed in the most recent Collateral Report delivered to Lender, such Inventory is Eligible Inventory of good and merchantable quality, free from all defects and is not excess, obsolete, unsaleable, shopworn, seconds, damaged or unfit for sale; (e) such property and all other Collateral are not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Collateral , except as disclosed to Lender in the Credit Agreement and, then, in respect of which Grantor has delivered to Lender Consents in form and substance satisfactory to Lender duly executed by such third parties, or the payment of any monies to any third party as a precondition of such sale or other disposition, except as disclosed to Lender in writing and, then, in respect of which Grantor has delivered to Lender Waivers in form and substance satisfactory to Lender duly executed by such third parties, and (f) the completion of manufacture, sale or other disposition of such property by Lender following an

          Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject;

     (9) Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule 4.1(9) hereto. This Security Agreement is effective to create a valid and continuing security interest in and, upon filing of this Security Agreement with the appropriate governmental offices, perfected security interests in favour of Lender, in Grantor's Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from Grantor subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditors rights generally, (ii) the equitable and statutory powers of the courts of appropriate jurisdiction to stay proceedings before them, to stay the execution of judgments and to award costs, (iii) the discretion of such courts as to the granting of remedies of specific performance and injunction and
          (iv) the restriction that Canadian courts can only render judgments in Canadian currency. Upon filing of the Security Agreement with the appropriate governmental offices and the filing of appropriate financing statements listed on Schedule 4.1(3) hereto, all action necessary or desirable to protect and perfect Lender's security interest in Grantor's Patents, Trademarks and Copyrights shall have been duly taken; and

     (10) Grantor has delivered to Lender a Supplier Waiver and Assignment, substantially in the form of Exhibit B, that has been duly executed by each affiliate of Grantor which supplies Goods to Grantor as of the Closing Date.

SECTION 5 -- COVENANTS OF GRANTOR

5.1 Covenants. Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination Date:

(1) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (a) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any Licence or Contract held by Grantor or in which Grantor has any rights not heretofore assigned, (b) filing any financing statements and financing change statements under the PPSA (or other applicable personal property security laws) with respect to the Security Interest granted hereunder or under any other Loan Document, (c) transferring Collateral to Lender's possession if such Collateral consists of Chattel Paper, Instruments or Securities or if a Security Interest in such Collateral can be perfected only by possession, or if requested by Lender, and (d) obtaining, or using commercially reasonable efforts to obtain, waivers of Liens, if any exist, from landlords, warehousemen and mortgagees in accordance with the Credit

Agreement. Grantor also hereby authorizes Lender to file any such financing or financing change statements without the signature of Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than cheques and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon Grantor's receipt thereof.

(2) Maintenance of Records. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Canada Inc..

(3) Covenants Regarding Patent, Trademark and Copyright Collateral.

     (a) Grantor shall notify Lender immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) material to the operation of its business or to Lender exercising any of its rights and remedies in respect of the Collateral may become abandoned, or of any adverse determination or development regarding Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same to the extent same is material to the Grantor's business or to Lender exercising any of its rights and remedies in respect of the Collateral.

     (b)  In no event  shall  Grantor,  either  directly  or through  any agent, employee, licencee or designee, file an application for the registration of any Patent, Trademark or Copyright in respect of the operation of its business with any office or agency without giving Lender prior written notice thereof, and, upon request of Lender, Grantor shall execute and deliver any and all security agreements, as Lender may request to evidence Lender's security interest in such Patent, Trademark or Copyright, and the Intangibles of Grantor relating thereto or represented thereby.

     (c) Grantor shall take all actions necessary or requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing) which are material to the operation of its business or to Lender exercising any of its rights and remedies in respect of the Collateral, including all filings.

     (d) In the event that any of the Patent, Trademark or Copyright Collateral, which is material to the operation of Grantor's business or to Lender exercising any of its rights and remedies in respect of the Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify Lender promptly
          after  Grantor  learns  thereof.   Grantor  shall,   unless  it  shall
          reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Lender shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

(4) Indemnification. In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, Document of Title, Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document of Title, Intangible or Instrument, Grantor will save, indemnify and keep Lender harmless from and against all expense (including reasonable legal fees and other legal expenses), loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from Grantor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

(5) Compliance with Terms of Accounts, etc. In all material respects, Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licences and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(6) Limitation on Liens on Collateral. Grantor will not create, permit or suffer to exist, and Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Lender in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

(7) Limitations on Disposition. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt to contract to do so except as permitted by the Credit Agreement.

(8) Further Identification of Collateral. Grantor will, if so requested by Lender, furnish to Lender, as often as Lender requests (acting reasonably; provided that, upon the occurrence of a Default or an Event of Default that is continuing, no limitation shall apply to the frequency of Lender's requests), statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify.

(9) Notices. Grantor will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

(10) Supplier Waiver and Assignment. Grantor will use all commercially reasonable efforts to deliver to Lender a Supplier Waiver and Assignment, substantially in the form of Exhibit B, that has been duly executed by each Affiliate of Grantor which supplies Goods to Grantor after the Closing Date and from whom Lender has not received a duly executed Supplier Waiver and Assignment.

SECTION 6 -- AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT

                  On the Closing Date, Grantor shall execute and deliver to Lender a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that
(a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any money received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall not have any duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NEITHER LENDER NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

SECTION 7 -- REMEDIES

7.1 Appointment of Receiver. In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Lender may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of Lender or not, to be a receiver or receivers (hereinafter called a "RECEIVER", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in its stead. Any such Receiver shall, so far as concerns responsibility for its acts, be deemed the agent of Grantor and not of Lender, and Lender shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, its servants, agents or employees. Subject to the provisions of the instrument appointing it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Grantor, enter upon, use and occupy all premises owned or occupied by Grantor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Grantor's business or as security for loans or advances to enable the Receiver to carry on Grantor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by Lender, all Money received from time to time by such Receiver in carrying out its appointment shall be received in trust for and paid over to Lender. Every such Receiver may, in the discretion of Lender, be vested with all or any of the rights and powers of Lender.

7.2 Exercise of Rights by Lender. Upon and during the continuance of an Event of Default, Lender may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of Section 7.1.

7.3 Taking Possession of Collateral. Lender may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon and during the continuance of an Event of Default, Lender may sell, licence, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to Lender may seem reasonable. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto except solely to the extent Lender has thereto agreed under the last sentence of Section 6 and under Section 9.20.

7.4 Rights and Remedies under PPSA. In addition to those rights granted herein and in any other agreement now or hereafter in effect between Grantor and Lender and in addition to any other rights Lender may have at law or in equity, Lender shall have, both before and after an Event of Default, all rights and remedies of a secured party under the PPSA. However, Lender shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, licence or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, Lender shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or Proceeds and whether or not in Lender's possession and shall not be liable or accountable for failure to do so.

7.5 Cooperation of Grantor with respect to Taking Possession. After and during continuance of an Event of Default, Grantor acknowledges that Lender or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Grantor agrees upon request from Lender or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

7.6 Costs. Grantor agrees to be liable for and to pay all costs, charges and expenses reasonably incurred by Lender or any Receiver appointed by it, whether directly or for services rendered (including reasonable legal and auditors'
costs and other legal expenses and Receiver remuneration), in operating Grantor's accounts, in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by Lender or any Receiver appointed by it, as permitted hereby, shall be a first priority security interest on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

7.7 Notice of Sale. Lender will give Grantor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the PPSA.

7.8 Intellectual Property Licence. For the purpose of enabling Lender to exercise rights and remedies under Section 7 hereof at such time as Lender shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Lender an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such licence access to all media in which any of the licenced items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

SECTION 8 -- REINSTATEMENT

                  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 9 -- MISCELLANEOUS

9.1 Performance by Lender. Upon Grantor's failure to perform any of its duties hereunder, Lender may, but shall not be obligated to, perform any or all of such duties, and Grantor shall pay to Lender, forthwith upon written demand therefor, an amount equal to the expense incurred by Lender in so doing plus interest thereon from the date such expense is incurred until it is paid at an annual rate of interest equal to the Index Rate plus 4.50%, as determined by Lender on the basis of a three hundred and sixty-five (365) day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Index Rate shall be determined in accordance with the Credit Agreement. For the purposes of the Interest Act (Canada), such rate of interest shall be equivalent to a rate based on a calendar year equal to such rate of interest multiplied by the actual number of days in the calendar year of calculation and divided by three hundred and sixty-five (365).

9.2 Extensions, etc. Lender may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Grantor, debtors of Grantor and with Collateral and other security as Lender may see fit without prejudice to the liability of Grantor or Lender's right to hold and realize the Security Interest. Furthermore, Lender may demand, collect and sue on Collateral in Grantor's name and may endorse Grantor's name on any and all cheques, commercial paper, and any other Instruments and any Securities pertaining to or constituting Collateral.

9.3 No Waiver. No delay or omission by Lender in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, Lender may remedy any default by Grantor hereunder or with respect to any Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Grantor. All rights and remedies of Lender granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

9.4 Waiver of Protest. Grantor waives protest of any Instrument constituting Collateral at any time held by Lender on which Grantor is in any way liable and, subject to Section 7.7 hereof, notice of any other action taken by Lender.

9.5 Assignment and Enurement. To the extent permitted by the Credit Agreement, this Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Grantor shall not assert against the assignee any claim or defence which Grantor now has or hereafter may have against Lender. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Security Interest granted to Lender hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

9.6 Amendment. No modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

9.7 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

9.8 Remedies Cumulative. This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by Lender and is intended to be a continuing security agreement and shall remain in full force and effect until all Obligations and any extensions or renewals thereof together with interest accruing thereon shall be paid in full. No single or partial exercise by Lender of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that party may be entitled.

9.9 Headings. The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

9.10 Number and Gender. When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

9.11 Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Lender and Grantor with respect to the matters referred to herein and therein.

9.12 Extensions. Nothing herein contained shall in any way obligate Lender to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Obligations.

9.13 Attachment. The Security Interest created hereby is intended to attach when this Security Agreement is signed by Grantor and delivered to Lender.

9.14 Amalgamation. Grantor acknowledges and agrees that in the event it amalgamates with any other corporation or corporations it is the intention of the parties hereto that the term "Grantor" when used herein shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the Security Interest granted hereby:

     (1) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating corporations and the amalgamated corporation at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated corporation, and

     (2) shall secure the Obligations of each of the amalgamating corporations and the amalgamated corporation to Lender at the time of amalgamation and all Obligations of the amalgamated corporation to Lender thereafter arising. The Security Interest shall attach to "Collateral" owned by each corporation amalgamating with Grantor, and by the amalgamated corporation, at the time of the amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

9.15      APPLICABLE LAW.

         (1) This Security Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein in effect from time to time, including, where applicable, the PPSA, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of Grantor may be found. Grantor hereby expressly submits to the non-exclusive jurisdiction of the courts of the Province of Ontario in connection with any action, suit or proceeding relating to this Security Agreement, or any other instrument or document referred to herein or related hereto.

         (2) Grantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or any instrument or document referred to herein or related hereto brought in any court sitting in the Province of Ontario and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (3) Notwithstanding anything to the contrary in this Security Agreement, Lender may sue Grantor in any jurisdiction where Grantor or any of its assets may be found and may serve legal process upon Grantor in any other manner permitted by law.

         (4) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable provincial and federal laws to apply, the parties desire that disputes arising hereunder or relating hereto be resolved by a judge applying such applicable laws. Therefore, the parties hereto waive all right to trial by jury in any action, suit or proceeding brought to resolve any dispute, whether sounding in contract, tort, or otherwise, between Lender and Grantor arising out of, connected with, related to, or incidental to the relationship established in connection with, this Security Agreement or any of the other documents or the transactions related hereto or thereto.

9.16     JUDGMENT CURRENCY.

         (1) If, for the purpose of obtaining or enforcing judgment against Grantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.16 referred to as the "JUDGMENT CURRENCY") an amount due in Canadian Dollars, the conversion shall be made at the rate of exchange specified by Lender as being the rate available to Lender in Toronto, Ontario on the Business Day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 9.16(1) being hereinafter in this Section 9.16 referred to as the "JUDGMENT CONVERSION DATE").

         (2) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 9.16(1), there is a change in the rate of exchange available to Lender between the Judgment Conversion Date and the date of actual receipt for value of the amount due, Grantor shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received for value in the Judgment Currency, when converted at the rate of exchange specified by Lender as being the rate available to Lender on the date of payment, will produce the amount of Canadian Dollars which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange on the Judgment Conversion Date.

9.17 Counterparts. This Security Agreement may be executed in any number of separate counterparts each of which shall collectively and separately constitute one and the same agreement.

9.18 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Security Agreement.

9.19 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 9.15, with its counsel.

9.20 Limitation on Lender's Duty in Respect of Collateral. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto except solely to the extent Lender has thereto agreed under the last sentence of Section 6.

                                      -17


9.21 Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

9.22 Paramountcy. To the extent of any conflict or inconsistency between the provisions of the Credit Agreement and this Agreement, the provisions of the Credit Agreement shall prevail, provided that, for greater certainty, there shall not be any such conflict and inconsistency unless Grantor cannot comply with all relevant provisions.

9.23  Termination.  This Security  Agreement  shall terminate on the Termination
Date.

9.24 Copy. Grantor hereby acknowledges receipt of a copy of this Security Agreement.

The parties have executed this Security Agreement.


                                        LILY CUPS INC.

                                        By:  /s/ Bruce Wells
                                             ---------------
                                        Name:      Bruce Wells
                                        Title:     Vice-President, Finance


                                        GENERAL ELECTRIC CAPITAL CANADA INC.

                                        By:  /s/ Martin Greenberg
                                             --------------------
                                        Name:
                                                   Duly Authorized Signatory


         SCHEDULE 4.1(3) - FINANCING STATEMENTS AND FILING JURISDICTIONS

Ontario: Reference File No.:                841238352
                  Registration No.:         980529 1737 1590 4287
                  (5 years)

Quebec:  Primary Hypothec No.:      98-0068292-0001
                  Floating Hypothec No.:    98-0068293-0001
                  (10 years)

                 SCHEDULE 4.1(4) - INSTRUMENTS AND CHATTEL PAPER

                                      None





                                    4.1(4)-1

              SCHEDULE 4.1(6) - OFFICES AND LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL

1.       Chief Executive Office:            300 Danforth Road
                                            Scarborough, Ontario
                                            M1L 3K5


2.       Principal Place of Business:       300 Danforth Road
                                            Scarborough, Ontario
                                            M1L 3K5


3.       Domicile (for purposes of the Quebec Civil Code):

                                            300 Danforth Road
                                            Scarborough, Ontario
                                            M1L 3K5


4.       Corporate Offices:                 300 Danforth Road
                                            Scarborough, Ontario
                                            M1L 3K5


5.       Warehouses:                (a)     2121 Markham Road
                                            Scarborough, Ontario

                                    (b)     300 Danforth Road
                                            Scarborough, Ontario


6.       Other Premises at Which Collateral is Stored or Located:

                                    (a)     Boulter Carting
                                            2 Potomac Street
                                            Rochester, New York
                                            U.S.A. 14611

                                    (b)     Chester Cartage
                                            1995 Markham Road
                                            Scarborough, Ontario
                                            M1B 2W3


                                    4.1(6)-1

7.       Locations of Records Concerning Collateral:

                                    (a)     2121 Markham Road
                                            Scarborough, Ontario

                                    (b)     300 Danforth Road
                                            Scarborough, Ontario


                                    4.1(6)-2

              SCHEDULE 4.1(9) - PATENTS, TRADEMARKS AND COPYRIGHTS


                                   [Attached]


                                    4.1(9)-1

                                    EXHIBIT A

                                POWER OF ATTORNEY


                  This Power of Attorney is executed and delivered by Lily Cups Inc., an Ontario corporation ("GRANTOR"), to General Electric Capital Canada Inc., a Canada corporation (hereinafter referred to as "Attorney"), as Lender under a Credit Agreement and a Security Agreement, both dated as of June 15, 1998, and other related documents (the "LOAN DOCUMENTS"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfilment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or cancelled by Grantor without Attorney's written consent.

                  Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such money due to Grantor wherever payable and to enforce any other right in respect of

Grantor's property; (f) cause the chartered public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contract and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors as of this 15th day of June, 1998.


LILY CUPS INC.


By: /s/ Bruce Wells (CS)
    ---------------

Title: Vice-President, Finance

                                    EXHIBIT B

                         SUPPLIER WAIVER AND ASSIGNMENT


To:               GENERAL ELECTRIC CAPITAL CANADA
                  INC., as lender ("LENDER") under the Security Agreement (as hereinafter defined).


                  This Waiver and  Assignment  is  delivered  to you pursuant to
Section 5.1(10) of the Security Agreement dated as of June o, 1998 between Lily Cups Inc. ("GRANTOR") and Lender (as amended, restated, supplemented and otherwise modified, the "SECURITY AGREEMENT").

                  For good and valuable consideration, the undersigned hereby agrees with Lender as follows:

1. The undersigned shall not, without the prior written specific consent of Lender, exercise any of its rights under Section 81.1 of the Bankruptcy and Insolvency Act (Canada) (the "BIA") as a "supplier" within the meaning of
Section 81.1 of the BIA with respect to any goods sold and delivered by the undersigned to Grantor (including, without limitation, any right to deliver a demand for repossession pursuant to section 81.1(a) of the BIA) or any other repossession or similar right of the undersigned arising by contract or under any other applicable law, (including, without limitation, the Civil Code of Quebec) with respect to goods of Grantor (collectively, "REPOSSESSION RIGHTS").

2. Without  limiting the requirement of a consent of Lender being obtained under
Section 1 above prior to the exercise of any Repossession Rights, the undersigned hereby assigns and transfers to Lender all Repossession Rights of the undersigned and all goods and proceeds of such goods (in any form, including accounts receivable or money) received or receivable by the undersigned in connection with any exercise of its Repossession Rights and hereby appoints Lender as its attorney for the purpose of exercising such Repossession Rights, which may or may not be exercised by Lender in its sole discretion.

                  Dated this       day of __________, 199_

                                                     [NAME OF SUPPLIER]

                                                     By:
                                      Name:
                                     Title:


Acknowledged this  __  day of __________ 199__

                                            GENERAL ELECTRIC CAPITAL CANADA INC.


                                            By:
                                            Name:
                                            Title: